Non-current assets held for sale	12 Months Ended
Dec. 31, 2025
Non-current assets held for sale
14.
Non-current assets held for sale

On December 21, 2023, the Company’s Board of Directors approved its subsidiary ChipMOS BVI to sell the 45.0242% owned equity investment accounted for using equity method in Unimos Microelectronics (Shanghai) Co., Ltd. (“Unimos Shanghai”). Therefore, the investment accounted for using equity method of Unimos Shanghai have been reclassified as non-current assets held for sale at the carrying amount. In May 2024, the Group completed the equity transfer of Unimos Shanghai, recognizing a gain on disposal of NT$72,261 thousand, which is recorded under “Other gains and losses”, is provided in Note 27. The consideration amounted to NT$4,394,206 thousand was received in December 2024. Information relating to cumulative income or expense recognized in other comprehensive income relating to disposal non-current assets classified as held for sale is provided in Note 24.